UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed By The Registrant Filed By A Party Other Than The Registrant
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PACIFICNET INC.
(Name of Registrant as Specified In Its Charter)

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EXPLANATORY NOTE

The recently filed Proxy Statement was modified to change the number of issued and outstanding shares of common stock entitled to vote as of the record date from 12,032,684 to 11,671,836. This change is reflected on page 1 under the section entitled “General Information About Voting - Who Can Vote?” and on page 3 under the section entitled “Outstanding Shares and Voting Rights.”

Also the Security Ownership of Management and Certain Beneficial Owners table on page 3 has been modified, as necessary, to revise the percentages set forth in the column entitled “% of Common Stock Beneficially Owned” to reflect the correct percentages as a result of the change in the number of issued and outstanding shares of common stock entitled to vote as of the record date from 12,032,684 to 11,671,836.

PACIFICNET INC.
(Name of Registrant as Specified In Its Charter)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2006

TO THE STOCKHOLDERS OF PACIFICNET INC:

The Annual Meeting of the Stockholders of PacificNet Inc., a Delaware corporation (the “Company”), will be held on December 4, 2006, at 1:00 p.m. (Beijing time), at the Company's executive offices located at Room 2309, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028, for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors;

3. To consider and act upon a proposal to amend the Company’s 2005 Stock Option Plan; and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on October 26, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Victor Tong
Name: Victor Tong
Title: President, and Executive
Director of PacificNet Inc.

Dated: October 26, 2006

PACIFICNET INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2006

INTRODUCTION

Your proxy is solicited by the Board of Directors of PacificNet Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on December 4, 2006, at 1:00 p.m. (Beijing Time), at the Company's executive offices located at Room 2309, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028 and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors;

3. To consider and act upon a proposal to amend the Company’s 2005 Stock Option Plan (the “Plan”); and

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set October 26, 2006 as the record date (the "Record Date") to determine those holders of Common Stock, who are entitled to notice of, and to vote at, the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about November 2, 2006.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 11,671,836 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Mike Fei, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Proposals 2 and 3 shall be approved upon the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. An abstention with respect to Proposal 2 or Proposal 3, will have the effect of a vote “AGAINST” such proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company's independent auditors. ”Broker non-votes" where a broker submits a proxy but does not have authority to vote a customer's shares on any non-routine proposal, such as the amendment to the Plan, would not be considered entitled to vote on that proposal and therefore, will have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

GENERAL INFORMATION ABOUT THE PROPOSALS

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking to elect seven (7) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In proposal 2, we are seeking ratification of the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors.

In proposal 3, we are seeking the approval of an amendment to the Company’s Plan.

WHY IS PACIFICNET SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

PROPOSAL NO. 2. The Company appointed Clancy and Co., P.L.L.C. to serve as the Company's independent auditors during fiscal year 2006. The Company elects to have its stockholders ratify such appointment.

PROPOSAL NO. 3. The Board has decided to amend the Company’s Plan to (1) provide for the issuance of stock appreciation rights (SARs) to persons eligible to receive awards under the Plan, (2) limit the number of awards, in any calendar year, that may be granted to a person under the Plan, and (3) update the Plan to comply with current applicable laws. Pursuant to the terms of the Plan, the Board must receive stockholder approval for any amendment to the Plan to the extent it is necessary or desirable to comply with applicable laws.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 11,671,836 shares of Common Stock outstanding and entitled to vote. We have no other voting securities were outstanding and entitled to vote as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to Mike Fei, Secretary at the Company’s executive offices located at Room 2309, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028. PacificNet’s telephone number is +86 (10) 59225000.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of October 26, 2006 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name And Address Of Beneficial Owner	Number Of Shares Beneficially Owned (1)	% Of Common Stock Beneficially Owned

Sino Mart Management Ltd. (2)
16E, Mei On Industrial Bldg, 17 Kung Yip Street, Kwai Chung, NT, Hong Kong	1,851,160	15.9%

Kin Shing Li (3)
Rm 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong	1,150,000	9.9%

ChoSam Tong (4)
16E, Mei On Industrial Bldg, 17 Kung Yip Street, Kwai Chung, NT, Hong Kong	1,861,160	15.9%

Tony Tong (5)	347,391	2.9%

Victor Tong (6)	175,400	1.5%

Joseph Levinson	-0-	*

ShaoJian (Sean) Wang(7)	88,000	*

Michael Chun Ha (8)	10,000	*

Peter Wang (8)	11,000	*

Jeremy Goodwin (8)	6,000	*

Jin Tao	10,000	*

ALL DIRECTORS AND OFFICERS AS A GROUP (8 PERSONS)	647,791	5.4%
_______________

*	Indicates less than one percent.
**	Unless otherwise indicated, the address for each beneficial owner is: c/o PacificNet Inc., Room 2309, Building A, TimeCourt, No. 6 Shuguang Xili, Chaoyang District, Beijing, China 100028.
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(2)	Sino Mart Management Ltd. is owned by Mr. ChoSam Tong, the father of Mr. Tony Tong.
(3)	Information obtained from the Schedule 13D/A filed by Mr. Kin Shing Li on October 14, 2003.
(4)
Includes shares of common stock of Sino Mart Management Ltd., which is owned by Mr. ChoSam Tong. Also includes 10,000 shares issuable upon exercise of Currently Exercisable Options owned by Mr. ChoSam Tong.

(5)	Excludes 1,861,160 shares owned by Mr. ChoSam Tong, as to which shares Mr. Tony Tong disclaims beneficial ownership. Includes 163,000 shares issuable upon exercise of Currently Exercisable Options.
(6)	Excludes 1,861,160 shares owned by Mr. ChoSam Tong, as to which shares Mr. Victor Tong disclaims beneficial ownership. Includes 153,000 shares issuable upon exercise of Currently Exercisable Options.
(7)	Includes 59,000 shares issuable upon exercise of Currently Exercisable Options.
(8)	Represents shares issuable upon exercise of Currently Exercisable Options.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

Set forth below are the names of the directors, executive officers and key employees of the Company as of October 26, 2006.

Name	Age	Title
Tony I. Tong	38	Chairman, Chief Executive Officer, and Director
Victor Tong	35	President, and Director
Joseph Levinson	30	Chief Financial Officer
Mike Fei	38	Company Secretary and General Counsel
ShaoJian (Sean) Wang	41	Director
Michael Chun Ha(2)(3)	36	Independent Director
Peter Wang(1)(3)	51	Independent Director
Jeremy Goodwin(1)(3)	33	Independent Director
Tao Jin(1)(2)(3)	38	Independent Director

______________
(1) Member of the Audit Committee
(2) Member of the Nominating Committee
(3) Member of the Compensation Committee

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Tony Tong and Mr. Victor Tong.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

Mr. Tony Tong, aged 38, is the Chairman, CEO, Executive Director, and co-founder of PacificNet since 1999. From 1995 to 1997, Mr. Tong served as the Chief Information Officer of DDS Inc., a leading SAP-ERP consulting company in the USA, which was later acquired by CIBER, Inc. (NYSE: CBR). From 1993 to 1994, Mr. Tong worked for Information Advantage, Inc. (Nasdaq:IACO), a leading business intelligence, Data-Mining and CRM technology provider serving Fortune 500 clients. IACO consummated an IPO on Nasdaq in 1997 and was later acquired by Sterling Software and Computer Associates (NYSE:CA). From 1992 to 1993, Mr. Tong worked as a Business Process Re-engineering Consultant at Andersen Consulting (now Accenture, NYSE:ACN). From 1990 to 1991, Mr. Tong worked for ADC Telecommunications (Nasdaq:ADCT), a global supplier of telecom equipment. Mr. Tong's R&D achievements include being the inventor and patent holder of US Patent Number 6,012,066 (granted by US Patent and Trademark Office) titled "Computerized Work Flow System, an Internet-based workflow management system for automated web creation and process management." Mr. Tong also serves on the board of advisors of Fortune Telecom (listed on Hong Kong Stock Exchange: 0110.HK), a leading distributor of mobile phones, PDAs, telecom services, and accessories in China and Hong Kong. Mr. Tong is a frequent speaker on technology investment in China, and was invited to present at the Fourth APEC International Finance & Technology Summit in 2001. Mr. Tong is the Vice Chairman (PRC) of Hong Kong Call Centre Association, a Fellow of Hong Kong Institute of Directors, a consultant on privatization and securitization for China's State-owned Assets Supervision and Administration Commission (SASAC), and a frequent speaker for LexisNexis, a licensed Continued Professional Development (CPD) trainer, on China investment. Mr. Tong graduated with Bachelor of Mechanical/Industrial Engineering Degree from the University of Minnesota and served on the Computer Engineering Department Advisory Board and was an Adjunct Professor at the University of Minnesota, USA.

Mr. Victor Tong, aged 35, is the President of PacificNet, and has served on our board as an Executive Director since 2002. Mr. Victor Tong gained his consulting, systems integration, and technical expertise through his experience at Andersen Consulting (now Accenture, NYSE:ACN), American Express Financial Advisors (IDS), 3M, and the Superconductivity Center at the University of Minnesota. In 1994, Victor co-founded Talent Information Management ("TIM"), a leading internet application development and consulting company in Minnesota. PacificNet.com was originally founded as an operating division of TIM. In 1997, Mr. Tong successfully sold GoWeb internet consulting division of TIM to Key Investment, a leading technology and media investment company owned by Vance Opperman, a billionaire in Minnesota who founded West Publishing. Mr. Tong became the President of KeyTech, a leading information technology consulting company based in Minnesota. In 1999, he was recognized in "City Business 40 Under 40" as one of the future business and community leaders in Minnesota. Mr. Tong won the Student Commencement Speaker Award while graduated with honors with a Bachelor of Science in Physics from the University of Minnesota. Mr. Tong was an adjunct professor at the College of Software of Beihang University, one of the top software colleges in China. Victor Tong is the brother of Tony Tong.

Mr. Joseph Levinson, aged 30, joined PacificNet as Chief Financial Officer in September 2006. Mr. Levinson first came to China 10 years ago to take an executive position at Hong Kong-listed China Strategic Holdings ("CSH", HKSE:0235.HK), one of the earliest foreign venture capital firms involved in China. His responsibilities at CSH included its subsidiary China Tire (formerly listed as NYSE: TIR), one of the first mainland Chinese companies to list on the New York Stock Exchange, as well as other overseas listed companies. After CSH, Mr. Levinson worked at KPMG and later Deloitte and Touche. At age 24, Mr. Levinson became the youngest manager in Deloitte's New York office. After gaining experience as a manager in New York at the Big-4, Levinson left to devote himself to opportunities in China. In the last 5 years, Mr. Levinson has held senior positions in Chinese companies, including CFO of a China-based media company, a consultant for various Chinese companies seeking to list overseas, and most recently, as the CFO of an OTCBB-listed Chinese pharmaceutical company. Mr. Levinson has been a CPA since 1996. He completed his bachelors degree in 1994 in 2.5 years, graduating summa cum laude, and scored in the top 1% of the November 1994 CPA exam

Mr. Mike Fei, aged 38, is the Company Secretary and General Counsel for PacificNet. Mr. Fei joined PacificNet in 2004 as in-house PRC Chief Legal Counsel for PacificNet's China Operations. Mr. Fei is a Member of the All-China Bar Association and holds a Master of Law degree from the University of New South Wales of Australia. Mr. Fei has 8 years of experience in the legal profession and dealt with more than 200 cases of litigation and arbitration which related to the issues of foreign investment, bankruptcy, merging, commercial contract and debt disputes.

Mr. ShaoJian (Sean) Wang, aged 41, has served on our board as a Director since 2002. From 2002 to May 2006, Mr. Wang also served as Chief Financial Officer of PacificNet. Mr. Wang is now President and Chief Operating Officer of Hurray! Holding Co., Ltd.(Nasdaq:HRAY), a NASDAQ-listed Chinese VAS company. Previously, Mr. Sean Wang was COO and acting Chief Financial Officer (CFO) at GoVideo and Opta Corporation, a public listed consumer electronics company in the US controlled by TCL, a leading consumer electronics maker in China. From 1987 to 2002, he served as a country manger at Ecolab, Inc. and as the managing director at Thian Bing Investments PTE, Ltd. From 1993 to 2002, Mr. Wang served as managing director of Thian Bing Investments PTE, Ltd. where he managed the Singapore-based company's multi-million dollar investment operations and identified strategic and investment opportunities. From 1987 to 1993, Mr. Wang held a number of increasingly important positions with Minnesota-based Ecolab Inc., culminating in his serving as general manager for the company's Indonesia operations. Mr. Sean Wang attended Peking University and received a BS in Economics from Hamline University and an MBA from Carlson School of Management, University of Minnesota.

Mr. Peter Wang, aged 51, has served on our board as an Independent Director since December 24, 2003. Mr. Wang is currently the Chairman and CEO of China Biopharma, Inc. (www.chinabiopharma.com.cn, OTCBB:CPBC, formerly Techedge Inc.), a fast growing developer, producer and distributor of human vaccine products in China, including human vaccines against influenza, hemorrhagic fever, and Japanese Encephalitis. Mr. Wang was a co-founder of Unitech Telecom (now named UTStarcom, NASDAQ:UTSI). Under his management, UTStarcom created the first digital loop carrier system and installed the first PHS system in China. As an entrepreneur, he has successfully co-founded and built other ventures in the US, including World Communication Group and World PCS, Inc. Mr. Wang has more than 20 years of experience in communication products and services. Mr. Wang is Co-Chairman of Business Advisory Council of the National Republican Congressional Committee. In 2004, Mr. Wang received the Outstanding 50 Asian Americans In Business award for his entrepreneurial achievement and technology leadership in the telecommunications industry. Mr. Wang holds a B.S. in Math & Computer Science and a M.S. in Electrical Engineering from University of Illinois, as well as an MBA in Marketing from Southeast-Nova University.

Mr. Michael Chun Ha, aged 36, has served on our board as an Independent Director since December 24, 2003. Mr. Ha graduated from the Faculty of Law, University of Hong Kong in 1994 with a bachelor degree in law and was admitted as a solicitor of the High Court of the Hong Kong Special Administrative Region in 1997 and a solicitor of the Supreme Court of England and Wales in 1998. From 1995 to 2002, Mr. Ha worked as lawyer in a number of international and Hong Kong prestigious law firms, specialize and has extensive experience in the areas of corporate finance, securities offerings, takeovers, cross-border mergers and acquisitions, venture capital, corporate restructuring, regulatory and compliance issues, project finance, and general commercial transactions and services in Hong Kong and the People's Republic of Hong Kong. In 2002, Mr. Ha commence his own practice in the trade name of "Ha and Ho Solicitors" and the firm is specialize in the areas of general commercial transactions, corporate finance and civil and criminal litigations. Mr. Ha is also the company secretary of, Shanxi Central Pharmaceutical International Company Limited, a Hong Kong main board listed company from year 2000 and a director of a private investment company, Metro Concord Investment Limited, from year 2002.

Mr. Jeremy Goodwin, aged 33, has served on our board as an Independent Director since December 24, 2004. Jeremy Goodwin is founder of China Diligizer and Managing Partner of 3G Capital Partners. He began his career in 1995 at Mees Pierson Investment Finance S.A. in Geneva, Switzerland where he supported the fund’s private placement/private equity finance team. Noteworthy transactions executed by the group included assistance on the placements of the $1.2 Billion Carlyle Partners II Limited Partnership. In 1997 he went to work for the then parent institution, ABN Amro, in Beijing, China where he established the Global Clients desk representing the bank's multinational clients to sovereign regulatory agencies and local financial institutions while monitoring their working capital needs. During his time there, the office was approved by the Central Bank of China to operate as a fully licensed branch. Noteworthy transactions executed by the group included assistance in the business development and project management for the Royal Dutch Shell Oil project and the Beijing Capital International Airport listing on the Hong Kong Stock Exchange arranged by the Hong Kong office of ABN Amro Rothschild. He also assisted the Singapore Debt Capital Markets team in the business development origination of Sovereign Euro Debt Issuances for the Ministry of Finance and the State Development Bank in Beijing for the People's Republic of China. In 1999, Mr. Goodwin was employed with ING Barings in London as an International Associate working directly for the business manager to the CEO. One of his primary assignments was in Hong Kong with the ING Beijing Investment arm of Baring Private Equity Partners, a joint venture with the Beijing Municipal Government established in 1994 at the decree of then Chinese Premier Zhu Rong Ji and widely considered the first domestic Chinese Private Equity fund. Mr. Goodwin received his BS from Cornell University in 1996 in conjunction with the Institute of Higher International Studies in Geneva, Switzerland. He later pursued his advanced degree with Princeton University with a concentration in Chinese affairs which he completed at the prestigious Nanjing Chinese Studies Center of the Johns Hopkins School of Advanced International Studies. Jeremy is fluent in written and spoken Mandarin Chinese, French and has working knowledge of Dutch.

Mr. Tao Jin, aged 38, has served on our board as an Independent Director since January 6, 2005. Mr. Jin is a resident partner at Jun He Law Offices (www.JunHe.com), a leading Chinese law firm specializing in commercial legal practice with over 160 lawyers and offices in Beijing, Shanghai, Shenzhen, Dalian, Haikou and New York. Founded in April 1989, Jun He was one of the first private law firms formed in China, and has been a pioneer in the re-established Chinese legal profession with a focus in representing foreign clients in business activities throughout China. Over the past few years, Jun He has been honored a number of times as one of the best law firms in China by the Ministry of Justice of China. With a team of more than 160 well-trained lawyers, Jun He is one of the largest and most established law firms in China. Prior to joining Jun He, Mr. Jin served as Vice President and Assistant General Counsel of J.P. Morgan Chase Bank, as the head legal counsel for capital markets transactions in Asia, and for JPMorgan's M&A transactions in China. Mr. Jin joined Jun He as a partner in 2005. From 1999 to 2002, Mr. Jin served as a Senior New York Qualified Lawyer for Sullivan & Cromwell, which represented China Unicom, PetroChina and China Telecom in their IPO's and dual listings in New York and Hong Kong. From 1996 to 1999, Mr. Jin served as Associate Lawyer for Cleary, Gottlieb Steen & Hamilton, which represented various Fortune 500 companies and investment banks in public and private securities offerings and M&A activities. Mr. Jin received his Juris Doctor in 1996 with high honors from Columbia University, and received B.S. in Psychology in 1990 from Beijing University.

The proxies will be voted "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that the following executive officers and directors failed to timely file reports under Section 16 of the Exchange Act during the fiscal year ended December 31, 2005:

•	Tony Tong did not file one Form 4 reporting the exercise of stock options and three Form 4's each reporting the grant of stock options; and did not file a Form 5 for the year ended December 31, 2005;

•
Victor Tong did not file one Form 4 reporting the exercise of a stock option and four Form 4's each reporting the grant of stock options, and did not file a Form 5 for the year ended December 31, 2005;

•
Shaojian Wang did not file two Form 4's each reporting the exercise of stock options and three Form 4's each reporting the grant of stock options, and did not file a Form 5 for the year ended December 31, 2005;

•
Michael Chun Ha did not timely file one Form 4 reporting the exercise of an option and three Form 4's each reporting the grant of stock options, and did not timely file file a Form 5 for the year ended December 31, 2005;

•	Peter Wang did not file three Form 4's each reporting the grant of stock options, and did not timely file a Form 5 for the year ended December 31, 2005; and

•	Jeremy Goodwin did not file three Form 4's each reporting the grant of stock options, and did not timely file a Form 5 for the year ended December 31, 2005; and

•	Tao Jin did not file three Form 4's each reporting the grant of stock options, and did not file a Form 5 for the year ended December 31, 2005.

BOARD AND COMMITTEE MEETINGS

The Board of Directors held seven meetings during 2005. No director attended fewer than 75% of the meetings of the Board and any committee of which the director was a member.

The Board of Directors has a Nominating Committee, an Audit Committee, and a Compensation Committee. The Board of Directors encourages all of its members to attend the Company's annual meeting, whether in person or by telephone conference call, so that each director may listen to any concerns that stockholders may have that are raised at an annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Nominating Committee when determining those Board members who will be recommended to the Board of Directors for re-election. Two of the Board members attended the 2004 Annual Meeting held on December 30, 2005.

        NOMINATING COMMITTEE

At a board of directors meeting on September 23, 2005, the Board of Directors approved a Nominating Committee, adopted a Nominating Committee Charter, and elected two independent directors, Mr. Michael Ha and Mr. Tao Jin, to serve on the Nominating Committee. The Nominating Committee Charter is not available on the Company’s website. A copy of the Nominating Committee Charter was included in the proxy statement for the Annual Meeting held on December 30, 2005.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS

The Nominating Committee will accept recommendations for potential nominees for director from any reasonable source, including current Board members, officers, stockholders, employees, professional search firms or other persons. Anyone wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to the Nominating Committee of the Board of Directors of PacificNet Inc, c/o PacificNet Beijing office: Room 2309, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028 The Nominating Committee will evaluate a potential nominee by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.

QUALIFICATIONS OF CANDIDATES

A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will not evaluate candidates differently based on who has made the recommendation.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o PacificNet Beijing office: Room 2309, Building A, TimeCourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028 or send an e-mail to BoardofDirectors@PacificNet.com. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

AUDIT COMMITTEE

The Board of Directors adopted a written charter for the Audit Committee. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include: nominating the Company's independent auditors and reviewing any matters that might impact the auditors' independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company's system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors' services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers' expense accounts and perquisites, including their use of corporate assets. The Audit Committee met four times during 2005.

The Board of Directors has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Tao Jin, Jeremy Goodwin, and Peter Wang, each of whom are independent as defined in The Nasdaq National Market listing standards currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

The Board of Directors has determined that all of the members of the audit committee qualify as an "audit committee financial expert" under the Securities and Exchange Commission's definition.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a Charter that was approved by the Board in fiscal 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Jeremy Goodwin
Tao Jin
Peter Wang

April 15, 2006

(1)
The material in the Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

The Compensation Committee's charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. Our stock option plan, however, is currently administered by the full Board of Directors. The Compensation Committee met one time during 2005. Our compensation committee currently consists of Messrs. Jeremy Goodwin, Michael Chun Ha, Tao Jin, and Peter Wang, who are all independent directors.

CODE OF ETHICS

On May 14, 2003, we adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

SUMMARY COMPENSATION TABLE

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer.

					Long Term Compensation
		Annual Compensation			Awards
Name/Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other ($)	Restricted Stock Award ($)	Stock Options	All Other Comp. ($)(2)

Tony Tong, CEO	2005	$70,000	-	-	-	66,000	$8,000
	2004	$70,000	-	$24,000(1)	-	75,000	$4,000
	2003	$100,000	-	-	-	120,000	$3.000
____________
(1) This amount represents a housing allowance.
(2) Represents medical and life insurance premiums paid by the Company. Mr. Tong has no arrangement to receive any cash surrender amount under the life insurance policy.

OPTION GRANTS DURING 2005 FISCAL YEAR (INDIVIDUAL GRANTS)

Individual Grants					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term (3)
Name/Principal Position	Number of Securities Underlying Options/SARs Granted (1)	Percent of Total Options/SARs Granted to Employees In Fiscal Year (2)	Exercise of Base Price	Expiration Date	5% ($)	10%($)
Tony Tong, CEO	66,000	9.7%	$6.50	7/26/09	$521,452	$628,099

(1) All options were granted pursuant to our 1999 Stock Plan, as amended in 2002 and 2003. The options have a ten-year term and vest and become exercisable over four years. In the event of a change in control of the Company, the options will be substituted by the successor corporation or will fully vest and become exercisable for a period of fifteen days.

(2) Based on an aggregate of 2,000,000 shares subject to options granted to our employees in 2005.

(3) Potential realizable values are computed by (a) multiplying the number of shares of Common Stock subject to a given option by the exercise price, (b) assuming that the aggregate stock value from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire four-year term of the option and (c) subtracting from that result the aggregate option exercise price. The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future Common Stock prices.

AGGREGATED OPTION EXERCISES DURING 2005 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information for our executive officers relating to the number and value of securities underlying exercisable and unexercisable options they held at December 31, 2005 and sets forth the number of shares of Common Stock acquired and the value realized upon exercise of stock options held as of December 31, 2005 by our named executive officers.

Name	Shares Acquired on Exercise	Value Realized ($)(1)	No. of Securities Underlying Unexercised Options		Value ($) of Unexercised In-the-Money Options at Fiscal Year End 12/31/03 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Tony Tong, CEO	6,000	$29,700	145,000	66,000	$677,650	$12,120

(1) The "Value Realized" is based on the closing price of our Common Stock as quoted on NASDAQ on the date of exercise, minus the per share exercise price, multiplied by the number of shares issued upon exercise of the option.

(2) The value of unexercised in-the-money options is calculated based on the difference between the closing price of $6.77 per share as quoted on NASDAQ on December 31, 2005, and the exercise price for the shares, multiplied by the number of shares underlying the option. The actual value of unexercised options fluctuate depending on the price of our Common Stock.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

On December 30, 2002, the Company entered into an Executive Employment Contract with Tony Tong to serve as President and Chief Executive Officer. The employment agreement provides for Mr. Tong to earn an annual base salary of $100,000 in cash, plus $60,000 in stock compensation annually. Mr. Tong is also eligible for an annual bonus for each fiscal year of the Company during the term of his contract based on performance standards as the Board or compensation committee designates. Mr. Tong is entitled to receive a monthly housing allowance of $2,500, monthly automobile allowance of $500, tax preparation expenses of $2,000 per year, and cash bonus based on net profit of the Company.

COMPENSATION OF DIRECTORS

DIRECTORS' FEES. All of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director is also entitled to US$200 for each board meeting that such director attends in person, by conference call, or by committee action and US$100 for each committee meeting, payable by cash, common stock or stock options of the Company, at the option of the Company.

ANNUAL RETAINER FEE. Each director is paid an annual retainer fee of US$10,000 in the form of common stock or stock option of the Company, at the option of the Company. Such retainer fee is paid annually in arrears. The number of shares of common stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors were Messrs. Goodwin, Ha, Tao and Wang. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (2)

The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer, Chief Financial Officer and other officers of the Company. The goal of the Compensation Committee’s policies on executive compensation is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining executives. In furtherance of this purpose, the Compensation Committee has the following duties and responsibilities with respect to executive compensation:

•	Annually review the Company’s corporate goals and objectives relevant to the compensation of the Company’s executive officers, including the Chief Executive Officer and Chief Financial Officer;

•	Evaluate the executive officers’ performance in light of such goals and objectives;

•	Determine and approve the officer’s compensation level based on this evaluation;

•
Determine and approve the long-term incentive component of the officer’s compensation based on the Company’s performance, the value of similar incentive awards to the officers at comparable companies and the awards given to the officers in past years;

•	Annually review and make recommendations to the Board with respect to non-CEO and non-CFO compensation;

•	Make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans; and

•	Prepare a report on executive compensation as required to be included in the Company’s proxy statement or annual report on Form 10-K, Form 10-KSB or equivalent, filed with the SEC.

THE COMPENSATION COMMITTEE

Michael Chun Ha
Jeremy Goodwin
Tao Jin
Peter Wang
____________________
(2)
The material in the Compensation Committee Report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on the Company’s shares of Common Stock with the cumulative total stockholder return of (i) the Nasdaq Global Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 3669 (Communications Equipment):

        The material in this chart is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

REQUIRED VOTE

Election of the directors requires a plurality vote of the shares presented in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE SEVEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Clancy and Co., P.L.L.C. has served as our independent auditors since 2001. The Board of Directors has appointed Clancy and Co., P.L.L.C. to continue as our independent auditors for the fiscal year ending December 31, 2006. A representative of Clancy and Co., P.L.L.C.'s Hong Kong cooperation partner, HLB Hodgson Impey Cheng, is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

Fees of Independent Auditor
Aggregate fees billed to us by Clancy and Co., P.L.L.C. during the fiscal years ended December 31, 2005 and 2004 were:

	2005	2004
Audit Fees	$182,400	$70,000
Audit Related Fees	-	-
Tax Fees	-
All Other Fees	-	-
Total	$182,400	$70,000

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

There are no other fees to disclose.

Pre-Approval Policies and Procedures

The Audit Committee’s prior approval is required for all auditing services and non-audit services. However, in the event the aggregate amount of non-audit services constitutes 5% or less of the total revenues paid by the Company to its external auditor during the fiscal year in which non-audit services are provided, and PacificNet did not recognize that these services were non-audit services at the time of the engagement and the Committee is promptly notified of this fact by the Company, such non-audit services shall be approved; provided the Audit Committee (or one or more members of the Audit Committee who are also members of the Board of Directors to whom approval authority has been delegated by the Audit Committee)approves such non-audit services prior to their completion.

The Audit Committee reviewed and approved all audit and non-audit services provided by Clancy and Co., P.L.L.C. during the fiscal year ended December 31, 2005, and concluded that these services were compatible with Clancy and Co., P.L.L.C maintaining its independence.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL 3
PROPOSAL TO AMEND THE PACIFICNET
2005 STOCK OPTION PLAN

PacificNet is seeking approval of its stockholders to amend its 2005 Stock Option Plan (the “Plan”). The purposes of the Plan are to (i) promote the interests of the Company by affording an incentive to certain employees to remain in the employ of the Company and to use their best efforts in its behalf, and (ii) aid the Company in attracting, maintaining, and developing capable management personnel of a caliber required to insure the Company’s continued success, by means of offering to such persons an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase the Company’s common stock, and the granting of other forms of equity-based compensation, pursuant to the terms of the Plan.

Description of the Proposed Amendments to the Plan

The following summary of the proposed amendments to the Plan, is qualified in its entirety by reference to the Company's full text of the amended Plan as it appears as Annex II to this Proxy Statement. The amended 2005 Plan provides for the grant by the Company to any director, officer, employees and consultant of awards to purchase up to an aggregate of 2,000,000 shares of Common Stock. The 2005 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the persons who will receive awards under the Plan and to establish the terms and conditions of each award.

Material Amendments to the Plan

The Board of Directors has approved the following material amendments to the Plan to:

(1) allow for the grant of stock appreciation rights, or SARs, to eligible persons under the Plan;

(2) limit the number of awards that can be granted to an eligible person under the Plan, in any calendar year, to grants covering no more than 500,000 shares of common stock; and

(3) update the Plan to comply with changes to Sections 409A and 162(m) of the Internal Revenue Code of 1986, as amended, and applicable authorities promulgated thereunder, that have been enacted since the Plan was approved by the Company’s stockholders

Stock Appreciation Rights. The Plan has been amended to allow for the grant of stand-alone SARs and stapled SARs as follows:

“11. STOCK APPRECIATION RIGHTS. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Grant Agreement awarding an SAR shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall not include terms which cause the Grant to be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. The terms and conditions of Stock Appreciation Right Grant Agreements need not be identical, but each Grant Agreement shall include (through incorporation of provisions hereof by reference in the Grant Agreement or otherwise) the substance of each of the following provisions:

(a) Stand-alone SARs. Stand-alone SARs shall cover a specified number of underlying Shares of Common Stock and shall be redeemable upon such terms and conditions as the Administrator may establish. Upon redemption of the stand-alone SAR, the Holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value on the redemption date of the Shares of Common Stock underlying the redeemed right over (ii) the aggregate base price of such underlying Shares at the time of Grant. The distribution shall be in cash or stock as specified in the Grant Agreement unless distribution in stock is necessary to avoid application of Code Section 409A, in which case the distribution shall be in stock. The number of shares of Common Stock underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares of Common Stock on the grant date.

(b) Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the Same number of shares of Common Stock as the number of such shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for Shares of Common Stock, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the holder redeems over the aggregate exercise/base price for such vested Shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or stock as specified in the Grant Agreement unless distribution in stock is necessary to avoid application of Code Section 409A, in which case the distribution shall be in stock. The exercise/base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event, may the exercise/base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

(c) No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Grant shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Common Stock underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession.

Limitation on number of Awards. Among other things, in order for the grant of stock options and SARs to qualify as performance-based compensation and be excluded from the Company’s corporate income tax deduction cap of $1,000,000 per year for its Named Executive Officers, as set forth in Section 162(m) of the Code, the stockholders must approve the maximum number of shares of common stock that can be issued to any one person under the Plan in any calendar year. The Company has added Section 5(b)to the Plan to provide no Service Provider or Employee shall be granted, in any calendar year, options or SARs covering more than 500,000 shares.

Compliance with recently enacted applicable laws. The Plan has been amended to comply with Section 409A of the Code, which amendments included, without limitation, adding a new Section 4(d) as follows:

“(d) Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue or amend a Grant under the Plan under terms and conditions which would cause such Grant to be considered nonqualified “deferred compensation” subject to the provisions of Code Section 409A. Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise or base price below Fair Market Value on the date of Grant and no Grant Agreement shall provide for any deferral feature constituting a deferral of compensation under Section 409A of the Code.”

Federal Income Tax Consequences.

The following is a general summary of the federal income tax consequences under current tax law of stock options. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an SAR.

    Stock Appreciation Rights. Generally, no taxable income is realized upon the grant of an SAR. Upon exercise, the holder of the SAR is taxed at ordinary income tax rates on the amount of any cash and the fair market value of any stock received.

EQUITY COMPENSATION PLAN

The following table sets forth aggregate information regarding the Company’s equity compensation plans in effect as of December 31, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Remaining available for further issuance under equity compensation plans
Equity compensation plans approved by security holders (under 1998 Stock Option Plan) (1)	1,360,100	3.99	0
Equity compensation plans approved by security holders (under 2005 Stock Option Plan) (2)	155,600	6.59	1,844,400
Equity compensation plans not approved by security holders	N/A	N/A	N/A
_______________
(1) Reflects options granted and available for issuance under the 1998 Stock Option Plan.

(2) Reflects options granted and available for issuance under the 2005 Stock Option Plan.

REQUIRED VOTE

Approval of the amendments to the 2005 Stock Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
AMENDMENTS TO THE 2005 STOCK OPTION PLAN.

MISCELLANEOUS

2007 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's Annual Meeting of Stockholders to be held in 2007, stockholders must submit such written notice to Mike Fei, the Secretary of the Company, at the Company’s executive offices, on or before September 18, 2007.

Stockholders of the Company wishing to include proposals in the proxy material for the Annual Meeting of Stockholders to be held in 2007, must submit the same in writing so as to be received by Mike Fei, the Secretary of the Company at the Company’s executive offices, on or before July 5, 2007. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's Annual Report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 26, 2006. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Victor Tong
Name: Victor Tong
Title: President, and Executive Director

October 26, 2006

APPENDIX I

PACIFICNET INC.
AUDIT COMMITTEE CHARTER
AS AMENDED NOVEMBER 25, 2002

1	RESPONSIBILITY

The PacificNet Inc. (“PacificNet”) Audit Committee (“Committee”) was established to assist the Board of Directors in carrying out its oversight responsibilities that relate to PacificNet’s accounting and financial reporting processes, audits of PacificNet’s financial statements, internal controls, and compliance with laws, regulations and ethics. This policy reaffirms that the Committee’s duties are oversight in nature and that the primary responsibility for financial reporting, internal control, and compliance with laws, regulations, and ethics standards rests with PacificNet’s executive management and that PacificNet’s external auditors are responsible for auditing PacificNet’s financial statements. The foregoing notwithstanding, the Committee, in its capacity as the Audit Committee of the Board of Directors, has direct responsibility for the appointment, compensation and oversight of the work of any registered public accounting firm employed by PacificNet (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee does not provide any expert or special assurances as to PacificNet’s financial statements or any professional certification as to the external auditors work.

The Committee has the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities and to establish procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters. The Committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The President, the Chief Financial Officer or the Corporate Secretary of PacificNet shall provide, or arrange to provide, such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of PacificNet, and/or others whose views would be considered helpful to the Committee.

The Committee’s prior approval is required for all auditing services and non-audit services. However, in the event the aggregate amount of non-audit services constitutes 5% or less of the total revenues paid by PacificNet to its external auditor during the fiscal year in which non-audit services are provided, and PacificNet did not recognize that these services were non-audit services at the time of the engagement and the Committee is promptly notified of this fact by PacificNet; provided the Committee (or one or more members of the Committee who are also members of the Board of Directors to whom approval authority has been delegated by the Committee) approves such non-audit services prior to their completion.

The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and that the following duties of the Committee are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

1	Financial Reporting

Committee procedures shall include:

1     Selection of Outside Auditors

The Committee has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The outside auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors’ review of the financial statements and controls of PacificNet. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships they have with PacificNet to determine their independence. The Committee shall submit its recommended appointment (or reappointment) or termination of outside auditors to the Board of Directors.

The Committee’s review shall include:
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Review and prior approval of all audit services and non-audit services. (In the event the Committee approves an audit service within the scope of an auditor’s engagement, that audit service shall be deemed to have been pre-approved.)

-	Opinions on the performance of the outside auditors by appropriate management.
-	Inquiring if the outside auditors face any significant litigation or disciplinary actions by the Securities and Exchange Commission (“Commission”) or others.
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Inquiring whether the chief executive officer of PacificNet’s outside auditors was employed by a registered independent public accounting firm and participated in any capacity in PacificNet’s audit during the one-year period preceding the commencement of an audit of PacificNet.

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Receiving from the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and PacificNet consistent with Independence Standards Board Statement 1 (“ISB No. 1”);.

-	Obtaining written disclosure from the outside auditors describing all relationships between the outside auditors and PacificNet that bear on independence and objectivity.
-	Discussing auditor independence with its outside auditors and recommending that the Board of Directors take appropriate action regarding any independence issues.
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Discussing with PacificNet’s Chief Executive Officer and Chief Financial Officer certifications in PacificNet’s periodic reports concerning disclosures of significant control deficiencies and any fraud by management.

-	Auditor engagement letters and estimated fees.
-	Consideration of the report of the outside auditors’ latest peer review conducted pursuant to a professional quality control program.
-	Review of management’s letter of representation and consideration of any significant operational or reporting issues that may affect the financial statements.
-	Review of proposed non-audit services and consideration of the possible effect that these services could have on the independence of the outside auditors.
-	Facilitating and maintaining an open avenue of communication with PacificNet’s outside auditors.
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Ensuring the Committee is informed in a timely manner by PacificNet’s outside auditors of (1) all critical accounting policies and practices the outside auditors intend to use for the audit; (2) discussion with PacificNet’s management of all alternative treatments of financial information within generally accepted accounting principles (“GAAP”), the ramifications of the use thereof and the outside auditors’ preferred treatment; and (3) other material written communications between the outside auditors and PacificNet’s management to include any management letter or schedule of audit adjustments.

2     Meeting with PacificNet’s general counsel, if any, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on PacificNet’s financial statements.

3     Regarding PacificNet’s financial statements, the Committee will:
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Review PacificNet’s audited annual financial statements and outside auditors’ opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

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Review PacificNet’s interim quarterly financial statements and outside auditors’ views with respect to the statements, including the nature of any changes in accounting principles or their application.

-	Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues.
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Review the financial statements to be issued with management and with the outside auditors to determine whether the outside auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders prior to the release of the quarterly financial report to shareholders.

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Make a recommendation to the Board of Directors regarding the inclusion of interim and annual financial statements in PacificNet’s SEC filings based on its review of such financial statements with management and the outside auditors.

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Ensure that management maintains reliability and integrity of accounting policies and financial reporting and that management establishes and maintains processes to assure adequate systems of internal control.

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Disclose in PacificNet’s annual proxy or information statement, the existence of the Committee and the Committee charter and the extent to which the Committee has satisfied its responsibilities during the prior year in compliance with its charter.

-	Disclose the Committee’s approval of any non-audit services in PacificNet’s periodic reports filed with the Commission.
-	Review the management letter issued by the outside auditors and management’s response.
-	Review fees paid for audit and consulting services, respectively.

4     Annually review and examine those matters which relate to a financial review of PacificNet’s Investment Policies.

5     Submit findings of importance, conclusions, recommendations, and items that require follow-up or action to the Board of Directors.

6     Annually review and update the Audit Committee Charter and submit the Charter to the full Board of Directors for approval.

7     Maintain minutes or other records of meetings and activities of the Committee.

2	Monitoring of Internal Controls

The Committee is responsible for obtaining and understanding PacificNet’s key financial reporting risk areas and internal control structure. The Committee monitors the internal control process by reviewing information provided in the Business Conduct Questionnaire and Annual Certification reporting made by each PacificNet employee, discussions with the chief financial and accounting officers and such other persons as the Committee deems appropriate, and discussions with and reports issued by outside auditors.

3	Compliance with Laws, Regulations, and Ethics

The Committee shall review reports and other information to gain reasonable assurance that PacificNet is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud.

Committee procedures shall include:

1     Review PacificNet’s policies relating to compliance with laws, regulations, ethics, and conflict of interest.

2     Review significant cases of conflict of interest, misconduct, or fraud and the resolution of such cases.

3     Review PacificNet’s policies and processes for compliance with U.S. and foreign country export control’s, laws and regulations.

4     Review PacificNet’s policies and processes for compliance with the Foreign Corrupt Practices Act and the USA Patriot Act.

5     Review compliance reports received from regulators and consider legal and regulatory matters that may have a material impact on the financial statements.

6     Review outside auditors’ reports that relate to the monitoring of compliance with PacificNet’s policies on business ethics.

7     Review policies and procedures covering officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by internal or outside auditors.

8     Review the disclosure included in PacificNet’s periodic reports concerning whether at least one member of the Committee is a “financial expert” (as defined in Part III below) and, if no member of the Committee is a “financial expert”, why no such expert has been appointed to the Committee.

2	OVERSIGHT OF OUTSIDE AUDITOR FUNCTIONS

The Committee shall schedule meetings as necessary to receive and discuss reports from staff, other committees, and consultants. Particular emphasis will be given by the Committee to significant control deficiencies, and actions taken by management to correct them. The Committee may request through the Chief Financial Officer that the outside auditors perform special studies, investigations, or other services in matters of interest or concern to the Committee.

The Committee’s oversight of outside audit coverage is covered under section I.A. above.

3	COMMITTEE MEMBERSHIP

The Committee shall be composed of three or more Directors, each of whom shall be independent. To be considered independent, a Committee member may not (other than in his capacity as a member of the Committee, the Board or another committee of the Board) accept any consulting, advisory or other compensatory fee from PacificNet or be an affiliated person of PacificNet or any of its subsidiaries. Each member shall comply with the requirements promulgated by The Nasdaq Stock Market, Inc. and the Commission, and shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment. All members of the Committee will have a general understanding of basic finance practices and accounting practices and policies, and at least one member must have the requisite accounting or related financial management expertise to be deemed a “financial expert”, as that term is defined by the Commission, having through education and experience as a public accountant, or auditor or a principal financial officer, comptroller or principal accounting officer or a position performing similar functions, an understanding of GAAP and financial statements, experience in the preparation or auditing of financial statements of generally comparable issuers and the application of such principles in connection with the accounting for estimates, accruals and reserves, and experience with internal accounting controls and an understanding of audit committee functions. The Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by PacificNet or an outside consultant. The Chairman and other members of the Committee shall be appointed by the Board of Directors.

Vacancies occurring in the Committee may be filled by appointment of the Chairman of the Board, but no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

The Secretary of the Committee shall be appointed by the majority vote of the Committee. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

4	CONDUCT OF BUSINESS

All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present. The Board of Directors shall have overall authority over all Committee actions.

5	COMPENSATION

The compensation of members of the Committee may be determined from time to time by resolution of the Board of Directors. Members of the Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

6	TIME AND PLACE OF MEETINGS

Committee meetings shall be held quarterly or more frequently as necessary at an agreed upon location. The Committee may ask members of management or others to attend the meeting and to provide pertinent information as necessary. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the outside auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the outside auditors and management quarterly to review PacificNet’s financial statements consistent with the Audit Committee’s duties and responsibilities set forth herein.

7	PRESENTATION OF REPORTS TO THE BOARD OF DIRECTORS

The Committee shall make an annual presentation to the Board of Directors within three months after the receipt of the outside auditors opinion on PacificNet’s financial statement. The presentation shall provide an overview of the Committee’s activities, findings of importance, conclusions, recommendations, and items that require follow-up or action by the Board. Presentations may be made at more frequent intervals if deemed necessary by the Committee or as requested by the Board of Directors.

APPENDIX II

AMENDED 2005 STOCK OPTION PLAN

PACIFICNET INC. STOCK OPTION PLAN

1.  PURPOSE OF THE PLAN. The purpose of this Stock Option Plan (the "Plan") is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Grants under the Plan may be Incentive Stock Options, Nonstatutory Stock Options or Stock Appreciation Rights, as determined by the Administrator at the time of grant.

2.  DEFINITIONS. As used herein, the following definitions shall apply:

(a)     "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)     "Applicable Laws" means the requirements relating to grants and administration of stock option plans or stock appreciation rights under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

(c)     "Board" means the Board of Directors of the Company

(d)     "Code" means the Internal Revenue Code of 1986, as amended, and applicable authorities promulgated thereunder.

(e)     "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f)     "Common Stock" means the Common Stock of the Company

(g)     "Company" means PacificNet Inc., a Delaware corporation.

(h)     "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(i)     "Director" means a member of the Board of Directors of the Company.

(j)     "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)     "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(l)     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m)     "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    i)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

    iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Laws.

(n)     “Grant” means a grant of Options or Stock Appreciation Rights under the terms of the Plan

(o)     “Grant Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Grant. The Grant Agreement shall be subject to the terms and conditions of the Plan

(p)     “Holder” means the holder of an outstanding Grant granted under the Plan.

(q)     "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)     "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(s)     "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t)     "Option" means a stock option granted pursuant to the Plan.

(v)    "Optioned Stock" means the Common Stock subject to an Option.

(w)    "Optionee" means the Holder of an outstanding Option granted under the Plan.

(x)     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)     "Plan" means this PacificNet Inc. Stock Option Plan.

(z)      "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(aa)    "Service Provider" means an Employee, Director or Consultant.

(bb)    "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(cc) "Stock Appreciation Right" or "SAR" means a stock appreciation right granted in accordance with Section 11 of the Plan.

(dd)     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Grants under the Plan is 2,000,000 shares. The Shares may be authorized but unissued, or reacquired Common Stock. If a Grant expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of a Grant, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.     ADMINISTRATION OF THE PLAN.

(a)    ADMINISTRATOR. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)    POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)     to determine the Fair Market Value in compliance with Applicable Laws;

(ii)    to select the Service Providers to whom Grants may from time to time be granted hereunder;

(iii)   to determine the number of Shares to be covered by each such award granted hereunder;

(iv)   to approve forms of Grant Agreements for use under the Plan;

(v)    to determine the terms and conditions, of any Grant hereunder. Such terms and conditions include, but are not limited to, the exercise or base price, the time or times when Grants may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, SAR or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)   to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix)   to construe and interpret the terms of the Plan and awards granted and pursuant to the Plan.

(c)    Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders of Grants.

(d)    Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue or amend a Grant under the Plan under terms and conditions which would cause such Grant to be considered nonqualified “deferred compensation” subject to the provisions of Code Section 409A. Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise or base price below Fair Market Value on the date of Grant and no Grant Agreement shall provide for any deferral feature constituting a deferral of compensation under Section 409A of the Code.

5.     ELIGIBILITY.

(a)    Nonstatutory Stock Options and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b)    Each Option shall be designated in the Grant Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)            No Service Provider or Employee shall be granted, in any calendar year, Options or Stock Appreciation Rights covering more than 500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12. For purposes of this Section, if an Option is canceled or modified in the same calendar year it was granted (other than in connection with a transaction described in Section 12), the canceled or modified Option shall be counted against the limit set forth in this Section. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option. For purposes of this section, if a Stock Appreciation Right is canceled or its base price reduced, the canceled or modified Stock Appreciation Right shall be counted against the limit set forth in this section. For this purpose, if the base price of the Stock Appreciation Right is reduced, the transaction shall be treated as a cancellation of the Stock Appreciation Right and the grant of a new Stock Appreciation Right.

(d)    Neither the Plan nor any Grant shall confer upon any Holder any right with respect to continuing the Holders's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

6.     TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

7.     TERM OF GRANT. The term of each Grant shall be stated in the Grant Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Grant Agreement.

8.     OPTION EXERCISE PRICE AND CONSIDERATION.

(a)    The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)      In the case of an Incentive Stock Option

(A)   granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)    granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)     In the case of a Nonstatutory Stock Option

(A)   granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)    granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction in compliance with Applicable Laws.

(b)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant. Such consideration may consist of (l) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.     EXERCISE OF OPTION.

(a)    Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Grant Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Grant Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Grant Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Grant Agreement). In the absence of a specified time in the Grant Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)    Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Grant Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). In the absence of a specified time in the Grant Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Grant Agreement (or at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Grant Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Application to Incentive Stock Options. In the case of an Incentive Stock Option, if the specified exercise period after termination of employment exceeds limitations specified in Code Section 422, such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which exceeds three (3) months following such termination, or such other applicable limitation.

(f)    Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions, in compliance with Applicable Laws, as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.    NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.    STOCK APPRECIATION RIGHTS. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Grant Agreement awarding an SAR shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall not include terms which cause the Grant to be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. The terms and conditions of Stock Appreciation Right Grant Agreements need not be identical, but each Grant Agreement shall include (through incorporation of provisions hereof by reference in the Grant Agreement or otherwise) the substance of each of the following provisions:

(a)    Stand-alone SARs. Stand-alone SARs shall cover a specified number of underlying Shares of Common Stock and shall be redeemable upon such terms and conditions as the Administrator may establish. Upon redemption of the stand-alone SAR, the Holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value on the redemption date of the Shares of Common Stock underlying the redeemed right over (ii) the aggregate base price of such underlying Shares at the time of Grant. The distribution shall be in cash or stock as specified in the Grant Agreement unless distribution in stock is necessary to avoid application of Code Section 409A, in which case the distribution shall be in stock. The number of shares of Common Stock underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares of Common Stock on the grant date.

(b)    Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for Shares of Common Stock, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the holder redeems over the aggregate exercise/base price for such vested Shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or stock as specified in the Grant Agreement unless distribution in stock is necessary to avoid application of Code Section 409A, in which case the distribution shall be in stock. The exercise/base price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event, may the exercise/base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

(c)    No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Grant shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Common Stock underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession.

12.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

(a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Grant, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Grants have yet been made or which have been returned to the Plan upon cancellation or expiration of a Grant, as well as the price per share of Common Stock covered by each such outstanding Grant, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Holder as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Holder to have the right to exercise his or her Option or SAR until fifteen (15) days prior to such transaction as to all of the Stock covered thereby, including Shares as to which the Grant would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Grant shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, a Grant will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Grant shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Grant, the Holder shall fully vest in and have the right to exercise the Grant as to all of the covered stock, including Shares as to which it would not otherwise be vested or exercisable. If a Grant becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Holder in writing or electronically that the Grant shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Grant shall terminate upon the expiration of such period. For the purposes of this paragraph, the Grant shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of covered stock subject to the Grant immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Grant, for each Share of covered stock subject to the Grant, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13.    TIME OF GRANTS. The date of a Grant shall, for all purposes, be the date on which the Administrator makes the determination awarding such Grant, or such other date as is determined by the Administrator in accordance with Applicable Laws. Notice of the determination shall be given to each Employee to whom a Grant is made within a reasonable time after the date of such Grant.

14.    AMENDMENT AND TERMINATION OF THE PLAN.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any outstanding Grant Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Grants granted under the Plan prior to the date of such termination.

15.    CONDITIONS UPON ISSUANCE OF SHARES.

(a)    Legal Compliance. Shares shall not be issued pursuant to the exercise of a Grant unless the exercise of such Grant and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise of a Grant, the Administrator may require the person exercising such Grant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.    INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.    RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.    SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

19.    INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Grants outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

PACIFICNET INC. PROXY
FOR ANNUAL MEETING TO BE HELD ON DECEMBER 4, 2006

The undersigned stockholder of PacificNet Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Tong and Victor Tong, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. (Hong Kong Time) at the Company's executive offices located at Room 2309, Building A, TimeCourt, No. 6 Shuguang Xili, Chaoyang District, Beijing China 10028 on December 4, 2006, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1. Elect seven (7)
Directors	Tony Tong	Victor Tong	ShaoJian (Sean) Wang
	Tao Jin	Peter Wang	Michael Chun Ha
Jeremy Goodwin

[ ]	FOR all nominees listed above (except those	[ ]	WITHHOLD AUTHORITY to
	whose names or numbers have been written on		vote for all nominees
	the line below)		listed above

2. Proposal to ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. Proposal to approve the amendments to the Company’s 2005 Stock Option Plan.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:__________, 2006	___________________________________________
___________________________________________

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.